As filed pursuant to Rule 497(e)

Under the Securities Act of 1933

Registration No. 333-137942

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

PORTFOLIO DIRECTOR FIXED AND VARIABLE ANNUITY

SUPPLEMENT TO THE PROSPECTUS

DATED MAY 1, 2011, AS SUPPLEMENTED

Proposed Reorganization of the Lou Holland Growth Fund into the American Beacon Holland Large Cap Growth Fund

The purpose of this Supplement is to provide you with information regarding a proposed change that affects an investment option offered in the Portfolio Director Fixed and Variable Annuity contract (""Portfolio Director"").

Portfolio Director currently offers a subaccount that invests in the Lou Holland Growth Fund, a series of the Forum Funds. VALIC has received notice that the Board of Trustees of the Forum Funds approved an Agreement and Plan of Reorganization (the ""Plan"") pursuant to which the Lou Holland Growth Fund will be merged with and into the American Beacon Holland Large Cap Growth Fund, a newly-created series of the American Beacon Funds. The American Beacon Holland Large Cap Growth Fund is designed to be similar from an investment perspective to the Lou Holland Growth Fund. The Plan is subject to certain conditions, including approval by shareholders of the Lou Holland Growth Fund at a shareholder meeting to be held on March 7, 2012. If the Plan is approved, the merger would occur on or about March 23, 2012 (the ""Closing Date"").

Upon effectiveness of the merger, the following changes will be made to Portfolio Director:

  the Lou Holland Growth Fund will no longer be available as an investment option under Portfolio Director. In addition, as of the Closing Date, any account values you have in a subaccount that invests in the Lou Holland Growth Fund will reflect values in a subaccount that invests in the American Beacon Holland Large Cap Growth Fund; and

  any instructions that you have in effect with respect to the subaccount that invests in the Lou Holland Growth Fund will be treated as instructions with respect to the subaccount that invests in the American Beacon Holland Large Cap Growth Fund. However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the Portfolio Director prospectus.

If you held interests in the subaccount that invests in the Lou Holland Growth Fund as of January 11, 2012, based on elections made by your employer-sponsored retirement plan, you may receive a proxy statement that seeks your vote with respect to the Plan and that provides details regarding the proposed merger and information about the American Beacon Holland Large Cap Growth Fund.

If you do not want to be invested in a subaccount that invests in the American Beacon Holland Large Cap Growth Fund, you should transfer to another subaccount and adjust any automatic transactions involving the Lou Holland Growth Fund subaccount accordingly.  At any time before 4:00 p.m. Eastern time on the business day prior to the Closing Date, you may transfer your account value in the Lou Holland Growth Fund subaccount to another investment option. Please review the mutual fund prospectus for information on other funds that serve as investment options. You should read the prospectuses carefully before investing. Copies of such prospectuses are available from VALIC by calling 1-800-448-2542 or online at www.valic.com

Date: January 26, 2012

Please keep this Supplement with your Portfolio Director Prospectus.